SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): September 4, 2001


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-AR19


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)

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
               Delaware                   333-61840                       13-3320910
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  (State or Other Jurisdiction of        (Commission          (I.R.S. Employer Identification
           Incorporation)                File Number)                         No.)

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                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------



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Item 5.  Other Events.
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     On September 4, 2001, Credit Suisse First Boston Mortgage Securities
Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, DLJ Mortgage Capital, Inc., as a seller, ABN AMRO Mortgage Group, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a servicer, Vesta Servicing, L.P., as a servicer and special servicer, and The Chase Manhattan Bank, as trustee, providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-AR19. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1 The Pooling and Servicing Agreement dated as of September 1, 2001, by and among the Company, DLJ Mortgage Capital, Inc., ABN AMRO Mortgage Group, Inc., Washington Mutual Mortgage Securities Corp., Vesta Servicing, L.P. and The Chase Manhattan Bank.

                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 9, 2002.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                        By:    \s\ Steven Warjanka
                                           -----------------------------------
                                           Name: Steven Warjanka
                                           Title: Vice President



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Exhibit Index
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Exhibit                                                                  Page
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99.1   Pooling and Servicing Agreement dated as of September 1, 2001, by and among the Company, DLJ Mortgage Capital, Inc., ABN AMRO
       Mortgage Group, Inc., Washington Mutual Mortgage Securities Corp., Vesta Servicing, L.P. and The Chase Manhattan Bank.